Contact: Kleyton Parkhurst, SVP
ePlus inc.
investors@eplus.com
703-984-8150

ePlus Issues Revised EPS for Its Third Quarter Financial Results
Earnings Conference Call Scheduled for February 7

HERNDON, VA – February 7, 2013 – ePlus inc. (Nasdaq NGM: PLUS – news), a leading provider of technology solutions, today announced revised earnings per share calculations for the three and nine month periods ended December 31, 2012.  The Company has revised its quarterly basic and diluted earnings per share to $1.11 from $1.05.  For the nine months ended December 31, 2012, ePlus has revised its basic and diluted earnings per share for the nine month period to $3.42 and $3.38, respectively, from $3.35.

Based on additional consultations with the Company’s independent registered public accounting firm, the Company determined that the initially reported earnings per share calculation had incorrectly used the number of actual shares, rather than the weighted-average number of shares, in respect of the cash dividend declared during the quarter.  In particular, the Company declared a dividend of $2.50 per share based on shares outstanding on December 17, 2012 of 8,151,201.  In the prior calculation of earnings per share, the Company accounted for the dividend, or distributed earnings, using actual shares outstanding rather than the weighted-average shares for the three- and nine-month periods.  The revised calculation is based on weighted-average shares for the three and nine months ended December 31, 2012 for both distributed and undistributed earnings.

Except for the changes to earnings per share and weighted average shares outstanding-diluted referenced herein, there were no other changes reported.

Conference Call Information

The Company will host a conference call on Thursday, February 7, 2013, at 2:00 p.m. Eastern Time to review and discuss the Company’s results for the third quarter of fiscal year 2013.  The call can be accessed live over the phone by dialing (877) 870-9226, or for international callers, (973) 890-8320. Passcode 92711842. A live webcast will be available via the Company’s investor relations Web site at http://www.eplus.com/investors.

A replay will be available shortly after the call and can be accessed by dialing (855) 859-2056, or for international callers, (404) 537-3406.  Passcode 92711842.  The replay will be available until February 11, 2013, and the webcast will also remain available for replay via the Company’s investor relations page of its Web site.

About ePlus inc.

ePlus is a leading integrator of technology solutions. ePlus enables organizations to optimize their IT infrastructure and supply chain processes by delivering world-class IT products from top manufacturers, managed and professional services, flexible lease financing, proprietary software, and patented business methods and systems.  Founded in 1990, ePlus has more than 850 associates serving federal, state, municipal, and commercial customers nationally.  The Company is headquartered in Herndon, VA.  For more information, visit www.eplus.com, call 888-482-1122, or email info@eplus.com. Connect with ePlus on Facebook at www.facebook.com/ePlusinc and on Twitter at www.twitter.com/ePlusinc.

ePlus® and ePlus products referenced herein are either registered trademarks or trademarks of ePlus inc. in the United States and/or other countries.

Forward-Looking Statements

Statements in this press release that are not historical facts may be deemed to be “forward-looking statements.”  Actual and anticipated future results may vary materially due to certain risks and uncertainties, including, without limitation, additional consultations with the Company’s independent registered public accounting firm and the final review by the independent registered public accounting firm of the Company’s quarterly financial statements; possible adverse effects resulting from financial market disruption and general slowdown of the U.S. economy such as our current and potential customers’ delaying or reducing technology purchases, increasing credit risk associated with our customers and vendors, reduction of vendor incentive programs, the possibility of additional goodwill impairment charges, and restrictions on our access to capital necessary to fund our operations; our ability to design, improve or remediate, as necessary, internal controls to address identified issues; the demand for and acceptance of, our products and services; our ability to adapt our services to meet changes in market developments; our ability to adapt to changes in the IT industry and/or rapid change in product standards; our ability to hire and retain sufficient personnel; our ability to realize our investment in leased equipment; our ability to protect our intellectual property; our ability to consummate and integrate acquisitions; the creditworthiness of our customers; our ability to raise capital and obtain non-recourse financing for our transactions; our ability to reserve adequately for credit losses; the impact of competition in our markets; the possibility of defects in our products or catalog content data; and other risks or uncertainties detailed in our reports filed with the Securities and Exchange Commission.  All information set forth in this press release is current as of the date of this release and ePlus undertakes no duty or obligation to update this information.

ePlus inc. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
	As of December 31, 2012	As of March 31, 2012
ASSETS	(amounts in thousands)

Cash and cash equivalents	$42,153	$33,778
Short-term investments	1,228	7,396
Accounts receivable—net	221,917	174,599
Notes receivable—net	21,763	24,337
Inventories—net	23,866	23,514
Investment in leases and leased equipment—net	101,316	115,974
Property and equipment—net	2,244	2,086
Deferred costs	41,600	9,391
Other assets	14,999	14,169
Goodwill	28,787	28,444
TOTAL ASSETS	$499,873	$433,688

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

Accounts payable—equipment	$8,850	$17,268
Accounts payable—trade	53,522	26,719
Accounts payable—floor plan	81,748	85,911
Salaries and commissions payable	10,639	9,500
Deferred revenue	51,342	15,935
Accrued expenses and other liabilities	22,247	24,887
Recourse notes payable	1,542	1,727
Non-recourse notes payable	34,648	26,328
Deferred tax liability	5,781	5,786
Total Liabilities	270,319	214,061

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY

Preferred stock, $.01 par value; 2,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $.01 par value; 25,000,000 shares authorized; 12,900,881 issued and 8,151,201 outstanding at December 31, 2012 and 12,692,224 issued and 7,999,895 outstanding at March 31, 2012	129	127
Additional paid-in capital	98,595	93,545
Treasury stock, at cost, 4,749,680 and 4,692,329 shares, respectively	(67,306)	(65,416)
Retained earnings	197,656	190,906
Accumulated other comprehensive income—foreign currency translation adjustment	480	465
Total Stockholders' Equity	229,554	219,627
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$499,873	$433,688

ePlus inc. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Nine Months Ended December 31,
	2012	2011 As restated	2012	2011 As restated
	(amounts in thousands, except shares and per share data)
Sales of product and services	$228,053	$212,314	$712,513	$575,128
Financing revenue	12,510	9,028	27,823	23,767
Fee and other income	1,462	2,686	6,464	7,687

TOTAL REVENUES	242,025	224,028	746,800	606,582

COSTS AND EXPENSES

Cost of sales, product and services	188,103	173,603	587,693	472,706
Direct lease costs	2,934	2,245	7,638	6,419
	191,037	175,848	595,331	479,125

Professional and other fees	2,498	2,938	8,318	7,718
Salaries and benefits	27,535	25,596	80,808	72,692
General and administrative expenses	4,909	4,878	14,975	13,418
Interest and financing costs	517	334	1,368	1,064
	35,459	33,746	105,469	94,892

TOTAL COSTS AND EXPENSES	226,496	209,594	700,800	574,017

EARNINGS BEFORE PROVISION FOR INCOME TAXES	15,529	14,434	46,000	32,565

PROVISION FOR INCOME TAXES	6,496	5,691	18,872	13,055

NET EARNINGS	$9,033	$8,743	$27,128	$19,510

NET EARNINGS PER COMMON SHARE—BASIC	$1.11	$1.08	$3.42	$2.33
NET EARNINGS PER COMMON SHARE—DILUTED	$1.11	$1.07	$3.38	$2.31

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC	7,843,153	7,818,666	7,778,174	8,092,404
WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED	7,843,153	7,898,041	7,867,982	8,184,382